As filed with the Securities and Exchange Commission on March 12, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

January 27, 2020

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund gained +6.66% in the fourth quarter of 2019 and +27.32% for the 2019 calendar year. The Fund outperformed the iShares Russell 1000 Value ETF's +26.13% return for the year but lagged the more growth/tech-weighted S&P 500 Index's +31.49% return. The Fund's strong results were driven by a combination of attractive valuations, solid operating results from the Fund's investments and a very favorable equity environment.

Historically, the Matrix Advisors Dividend Fund has performed as designed, seeking current income and capital appreciation over time, and also with below market volatility (Beta of 0.92)1. In 2019, twenty-two of the Fund's holdings increased their dividends and provided average dividend growth for stocks in the portfolio of 7.07%.

We are optimistic about the Fund's prospects in 2020.

Disclosure Note:

For your information, for the period ended December 31, 2019, the Fund's average annual total returns for the one-year, three-years and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund, were +27.32%, +10.76%, and +12.19% respectively. For the same periods the returns for the S&P 500 Index were +31.49%, +15.27%, and +16.08%, respectively. For the same period the returns for the iShares Russell 1000 Value ETF were +26.13%, +9.43%, and +11.52%, respectively.

Gross Expense Ratio:	1.80%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/20.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 12/31/19 was $26.47.

The attached commentary provides a thorough discussion on what drove our 2019 returns and why we think the Fund is well positioned going forward.

After a very strong 2019, we anticipate another year of positive stock market performance but less than last year, and more in-line with historic returns. We expect another year of modest economic growth, led by the U.S. with a hoped-for tailwind from better growth in Europe and China following the recent "phase one" trade deal. We believe our Fund should continue to benefit from the growing stream of dividend income and profits from its high-quality portfolio holdings.

The greatest risks we see to the stock market and economy are a return to escalating trade tensions with China, increased geopolitical tensions and fallout from the U.S. presidential campaign. The recent Coronavirus outbreak creates an additional negative wildcard. Although it is still early in terms of sizing the human toll, we believe the economic implications will be transitory and manageable (as they have been in previous disease related episodes) with the negative economic and market impact reversing once the virus seems to be controlled.

1  3-year Beta (12/31/16 - 12/31/19) based on monthly data vs. S&P 500 Index.

MATRIX ADVISORS
DIVIDEND FUND

Like the end of January sell-off, we expect more bouts of volatility in 2020 and heightened market movements in the second half of the year as the election nears. The Fund's focus on high quality businesses, reasonable valuations and strong and growing dividends should position it well to navigate the markets ups and downs we anticipate. Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to provide favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2020.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The iShares Russell 1000 Value ETF seeks to track the investment results of the Russell 1000® Value Index (the "underlying index"), which measures the performance of large- and mid- capitalization value sectors of the U.S. equity market. This is being used as a proxy for the Russell 1000 Value Index and is reported net of fees.

The S&P 500 Energy Sector comprises those companies included in the S&P 500 Index that are classified as members of the GICS® energy sector.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings per share (EPS) is the portion of a company's profit allocated to each share of common stock.

Beta measures the volatility of the fund, as compared to that of the overall market. The market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2019 Annual Review

Capital Markets Highlights

The stock market2 continued its strong advance in Q4, making record highs along the way.

Four positive developments fueled investor confidence in Q4. First, another 1/4 point interest rate cut from the Federal Reserve in October, the third in 2019. Second, positive news on the outlook for international trade with the announcement of a "Phase One" trade deal between the U.S. and China and progress on a new NAFTA deal. Third, the U.K. election results giving a decisive majority to the pro-Brexit Conservative party, holding the promise of a path towards finally resolving Brexit. Fourth, recent economic data reinforcing the belief that growth should continue at a steady pace in the U.S and that economies abroad should emerge from their doldrums in 2020.

The 2019 Q4 stock market gains were broad based with the highest returns coming from the Technology, Health Care, Financials and Communications Services sectors. Lagging sectors during the quarter were Real Estate and Utilities.

For the year, Technology, Financials, Communications Services and Industrials were the top performing sectors. Energy showed a positive return for the 4th quarter and the year, but was the worst performing sector for 2019, as it was in 2018. Despite the price of Brent crude oil, the global benchmark, rising by more than 22% to $66 from $53.80 a barrel at the end of last year, the Energy sector was only up a little more than half as much, at +11.8%3.

Bond prices declined in the quarter as yields rose but finished the year with solid gains. Concerns that the U.S. might be falling into recession when the Treasury yield curve inverted, faded as employment and consumer confidence remained strong and a U.S. China trade deal moved forward.

The year ended with solid economic momentum, with the latest quarterly GDP growth above 2%, robust holiday retail sales, unemployment at a 50-year low and strong consumer confidence.

Looking ahead, we think another year of gains for equities is likely, but less than last year and more in-line with historic averages. We are less optimistic about bonds as interest rates are at historic lows and global negative rates, which helped drive our rates lower last year, seem to be reversing. Our outlook assumes that economic growth continues during an election year, providing a good backdrop for higher corporate earnings, dividends and interest rates and a de-escalation of trade hostilities with China.

Matrix Portfolio

The Matrix Advisors Dividend Fund had strong absolute performance results in the quarter and year. In Q4, the Fund was up +6.66%, and for the year, was up +27.32%. The portfolio outperformed the iShares Russell 1000 Value ETF for the year but lagged the S&P 500 Index's results.

2  For the purposes of this commentary, all references to the stock market's performance pertains to the S&P 500 Index.

3  S&P 500 Index Energy Sector.

MATRIX ADVISORS
DIVIDEND FUND

Portfolio results were driven by a combination of attractive valuations, solid operating results from our investments and a very favorable equity environment.

Our 2020 Outlook

We think that the global economy will continue to expand in 2020, with the U.S. showing steady low single-digit GDP growth, economies abroad slowly recovering as trade tensions ease and a clearer path towards a Brexit resolution emerges.

We look for another year of stock market gains, near the historic average, driven by a recovery in earnings growth with the market multiple holding steady at best, after 2019's rise.

We think Financial stocks will continue to be a strong market sector in 2020. Well run Financials have adapted their businesses to do well in a lower interest rate environment. This year they may get an additional boost from the higher interest rates, we foresee. Even after 2019's strong showing, Financials have the lowest sector P/E multiple in the S&P 5004. Other attractive sectors include Communication Services, Energy and select Health Care and Technology names.

We believe Energy may be among this year's strongest performing sectors as the leading companies have dramatically improved their efficiency and are profitable even at much lower oil prices. Oil supply and demand are coming into balance, and we expect mergers and acquisitions activity to highlight the sector's undervaluation. Additionally, the recent military escalation between the U.S. and Iran is a reminder of the vulnerability of Middle East supply to disruption.

We would not be surprised if Technology cools off after its exceptional performance over the last few years but there are also names in this group with good prospects and attractive valuations. The same is true for Consumer Staples which had a great run in 2019. We think returns for Consumer Staples stocks will be more modest this year overall but there are good defensive names in this group which should perform well during periods of market weakness. We are neutral to negative about the Utilities and Real Estate sectors which are trading at very high historic multiples.

The greatest risks we see to the stock market and economy are a return to escalating trade tensions with China, increased geopolitical tensions and fallout from the U.S. presidential campaign. We expect bouts of volatility throughout the year and could see heightened market movements in the second half of the year as the election nears.

Fund Performance:

Semi-Annual Review

The Fund gained +10.92% in the last six months of 2019 compared to +8.90% for the iShares Russell 1000 Value ETF and +10.92% for the S&P 500 Index.

During the six-month period, the Fund's best performing sectors were Health Care, Consumer Staples and Financial Services. The worst performing sector was Energy.

4  JP Morgan Asset Management Guide to the Markets 12/31/19.

MATRIX ADVISORS
DIVIDEND FUND

We sold the Fund's positions in Pfizer, Procter & Gamble and United Technologies. We added to holdings in AbbVie, CVS Health, Cisco, Gilead Sciences, Home Depot, Kellogg, Kimberly-Clark, Occidental Petroleum, PNC Financial, Royal Dutch-Shell, Verizon and Wells Fargo.

The 4th Quarter and Year in Review

The Matrix Advisors Dividend Fund had a solid 4th quarter, +6.66%, and a very good year of performance for 2019, +27.32% compared to the S&P 500 Index's returns of +9.07% and +31.49% and the iShares Russell 1000 Value ETF's returns of +7.32% and +26.13%, over the same periods.

As mentioned above, for the 4th quarter, the Fund's +6.66% return modestly underperformed the iShares Russell 1000 Value ETF. The portfolio outperformed the iShares Russell 1000 Value ETF for the year. The Fund underperformed the more growth/tech-weighted S&P 500 Index for both the quarter and the year.

Importantly, the Fund's results for the year have been achieved with lower volatility (Beta of 0.80)5, than the S&P 500 Index.

The Fund's portfolio companies are performing at a high level. In the most recent quarter, as a group, 82% of the Fund's portfolio holdings beat earnings expectations and 68% beat revenue estimates. This compares to 76% on earnings and 58% on revenues for the S&P 500 Index for the same time period.

In Q4, the Fund's best performing portfolio sectors were Financials and Health Care, both showing double digit returns. Other strong sector performers were Industrials and Technology. Consumer Discretionary was a laggard, after being a leader for most of the year.

For the year, all sectors, except Energy, showed positive, double-digit returns. The best performing sectors were Financials, Consumer Staples and Technology.

In the 4th quarter, the Fund added to positions in CVS Health, Cisco, Home Depot, Kellogg and Kimberly-Clark.

The Fund trimmed positions in Johnson & Johnson, Qualcomm and UPS.

During the quarter, four of our holdings increased their dividends by an average of 9.09%. For the year, twenty-two of our holdings increased their dividends and provided average dividend growth for the stocks in the portfolio of 7.07%.

We are optimistic about the Fund's prospects in 2020. We are also optimistic for another positive year for earnings and dividend increases. At year end, the Fund portfolio's multiple was trading at a discount to the S&P 500.

We believe the Matrix Advisors Dividend Fund's strategy is ideal for conservative, income-oriented equity investors. The Fund's portfolio is intended to be more defensive than the S&P 500 Index during periods of market turbulence, while still allowing for meaningful appreciation over time. We also think the portfolio is well positioned to have favorable performance in the rising rate environment that we anticipate over the next few years.

  *  *  *

We would like to take this opportunity to thank you for your confidence and trust. We are committed to keeping it, and earning it, every day.

5  1-year Beta (12/31/18 - 12/31/19) based on monthly data vs. S&P 500 Index.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/19)	$1,000.00	$1,000.00
Ending Account Value (12/31/19)	$1,109.20	$1,020.61
Expenses Paid During Period[1]	$4.77	$4.57

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	21.8%
Health Care	18.3%
Consumer Staples	14.3%
Information Technology	13.3%
Energy	9.8%
Communication Services	8.7%
Industrials	7.0%
Consumer Discretionary	4.5%
Total Investments	97.7%
Short-Term Investments, net of Liabilities	2.3%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2019.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2019 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 97.7%
BANK (MONEY CENTER): 5.2%
6,700 JPMorgan Chase & Co.	$933,980
BANK (REGIONAL): 7.8%
4,000 The PNC Financial Services Group, Inc.	638,520
13,400 Truist Financial Corp.	754,688
1,393,208
BANK (SUPER REGIONAL): 4.7%
15,600 Wells Fargo & Co.	839,280
BEVERAGES: 2.3%
2,975 PepsiCo, Inc.	406,593
BIOTECHNOLOGY: 4.4%
12,000 Gilead Sciences, Inc.	779,760
BUILDING MATERIAL AND SUPPLIES DEALERS: 4.4%
3,650 The Home Depot, Inc.	797,087
COMPUTER PERIPHERALS: 1.6%
2,100 IBM	281,484
COMPUTER SOFTWARE AND SERVICES: 4.6%
5,250 Microsoft Corp.	827,925
DRUG: 8.6%
9,850 AbbVie, Inc.	872,119
7,250 Merck & Co., Inc.	659,388
1,531,507
DRUG STORE: 4.3%
10,400 CVS Health Corp.	772,616
FOOD PROCESSING (RETAIL): 8.3%
12,600 General Mills, Inc.	674,856
11,600 Kellogg Co.	802,256
1,477,112

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2019 (Unaudited) – Continued

SHARES	VALUE
HOUSEHOLD PRODUCTS: 3.8%
4,900 Kimberly-Clark Corp.	$673,995
INSURANCE (DIVERSIFIED): 4.1%
14,300 MetLife, Inc.	728,871
MANUFACTURING - MISCELLANEOUS: 4.5%
8,500 Eaton Corp. Plc	805,120
MEDICAL SUPPLIES: 1.0%
1,225 Johnson & Johnson	178,691
OIL & GAS SERVICES: 2.2%
10,000 Schlumberger Ltd.	402,000
PETROLEUM (INTEGRATED): 5.1%
3,700 Exxon Mobil Corp.	258,186
10,800 Royal Dutch Shell Plc - ADR	647,676
905,862
PETROLEUM (PRODUCING): 2.5%
11,000 Occidental Petroleum Corp.	453,310
TELECOMMUNICATION SERVICES: 8.7%
19,800 AT&T, Inc.	773,784
12,700 Verizon Communications, Inc.	779,780
1,553,564
TELECOMMUNICATIONS (EQUIPMENT): 7.1%
17,700 Cisco Systems, Inc.	848,892
4,700 QUALCOMM, Inc.	414,681
1,263,573
TRANSPORTATION SERVICES: 2.5%
3,800 United Parcel Service, Inc. - Class B	444,828

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2019 (Unaudited) – Continued

SHARES	VALUE
TOTAL COMMON STOCKS (Cost $14,662,847)	$17,450,366
SHORT-TERM INVESTMENTS - 2.8%
495,343 First American Government Obligations Fund, Class X - 1.51%*	495,343
TOTAL SHORT-TERM INVESTMENTS (Cost $495,343)	$495,343
TOTAL INVESTMENTS (Cost $15,158,190): 100.5%	17,945,709
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.5)%	(89,096)
TOTAL NET ASSETS: 100.0%	$17,856,613

ADR - American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At December 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $15,158,190)	$17,945,709
Receivables:
Due from advisor	1,479
Dividends and interest	25,212
Prepaid expenses	16,944
Total assets	17,989,344
LIABILITIES:
Payables:
Investments purchased	116,457
Accrued expenses:
Audit fees	7,052
Custody fees	1,242
Other expenses	7,980
Total liabilities	132,731
NET ASSETS	$17,856,613
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	674,512
Net Asset Value, Offering Price and Redemption Price Per Share	$26.47
COMPONENTS OF NET ASSETS:
Paid in capital	$14,928,033
Total distributable earnings	2,928,580
Net Assets	$17,856,613

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Six Months Ended December 31, 2019 (Unaudited)

INVESTMENT INCOME
INCOME
Dividend income	$290,080
Interest income	2,646
Total income	292,726
EXPENSES
Advisory fees	48,724
Fund administration fees	12,584
Federal and state registration fees	11,744
Fund accounting fees	10,269
Transfer agent fees	10,065
Legal fees	7,550
Reports to shareholders	7,370
Audit fees	7,047
Custody fees	3,403
Trustees' fees and expenses	1,750
Other expenses	5,042
Total operating expenses	125,548
Less: Expense reimbursement by advisor	(52,463)
Net expenses	73,085
Net investment income	219,641
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	225,479
Net change in unrealized appreciation/depreciation on investments	1,289,154
Net realized and unrealized gain on investments	1,514,633
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,734,274

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2019	YEAR ENDED JUNE 30, 2019
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$219,641	$326,562
Net realized gain on investments	225,479	97,847
Net change in net unrealized appreciation/depreciation on investments	1,289,154	908,827
Net increase in net assets resulting from operations	1,734,274	1,333,236
NET DISTRIBUTIONS TO SHAREHOLDERS	(294,265)	(422,883)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,203,044	3,329,296
Proceeds from reinvestment of distributions	286,462	413,929
Cost of shares redeemed	(216,310)	(206,671)
Net increase from capital share transactions	1,273,196	3,536,554
Total increase in net assets	2,713,205	4,446,907
NET ASSETS
Beginning of period	15,143,408	10,696,501
End of period	$17,856,613	$15,143,408
CHANGE IN SHARES
Shares outstanding, beginning of period	623,793	472,774
Shares sold	48,315	141,979
Shares issued on reinvestment of distributions	11,056	17,901
Shares redeemed	(8,652)	(8,861)
Shares outstanding, end of period	674,512	623,793

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each year/period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,		PERIOD OCTOBER 13, 2016(a) THROUGH
	2019		2019	2018	JUNE 30, 2017
	(Unaudited)
Net asset value, beginning of the year/period	$24.28		$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.34	(b)	0.60 (b)	0.50 (b)	0.35	(b)
Net unrealized gain on investments	2.30		1.81	1.33	1.33
Total from investment operations	2.64		2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.35)		(0.57)	(0.46)	(0.32)
Distributions from realized gain	(0.10)		(0.18)	(0.11)	—
Total distibutions	(0.45)		(0.75)	(0.57)	(0.32)
Net asset value, end of year/period	$26.47		$24.28	$22.62	$21.36
Total return	10.92	%(c)	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of year/period (millions)	$17.9		$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.55	%(d)	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90	%(d)	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.06	%(d)	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.71	%(d)	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	16	%(c)	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019) or expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

G.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC ("Quasar"), the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC ("Foreside") such that Quasar will become an indirect wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2019, the Fund accrued $48,724 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2020, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.90% expense cap. At December 31, 2019, the cumulative amount available for reimbursement that has been paid and/or waived is $387,440. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2020	2021	2022	2023
$88,420	$137,694	$114,564	$46,762

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $1,667 for the six months ended December 31, 2019 for CCO support services.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2019, are as follows:

	Purchases	Sales
Common Stock	$3,638,608	$2,618,705

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$13,666,397
Gross tax unrealized appreciation	1,980,686
Gross tax unrealized depreciation	(483,956)
Net tax unrealized appreciation on investments	1,496,730
Undistributed ordinary income	3,434
Undistributed long-term capital gains	—
Total Distributable Earnings	3,434
Other accumulated losses	(11,593)
Total Accumulated Earnings/Losses	$1,488,571

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of June 30, 2019, the Fund had $11,593 in post-October losses which are deferred until fiscal year 2020 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2019, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the six months ended December 31, 2019 and the year ended June 30, 2019 were as follow:

	December 31, 2019	June 30, 2019
Distributions Paid From:
Ordinary Income*	$227,494	$357,147
Long-Term Capital Gain	$66,771	$65,736
	$294,265	$422,883

*  For tax purposes, short-term capital gains are considered ordinary income.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2019.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$17,450,366	$—	$—	$17,450,366
Total Equity	$17,450,366	$—	$—	$17,450,366
Short-Term Investments	$495,343	$—	$—	$495,343
Total Investments in Securities	$17,945,709	$—	$—	$17,945,709

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q through the quarter ending February 29, 2020 or Part F of Form N-PORT (beginning with filings thereafter). The Fund's Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Matrix Advisors Funds Trust (the "Trust"), on behalf of the Matrix Advisors Dividend Fund (the "Fund"), and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Trust's Board of Trustees (the "Board" or the "Trustees") at an in-person meeting called for that purpose and also by a vote of a majority of trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees").

At an in-person meeting held on August 22, 2019, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Trustees ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Trustees by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) financial information relating to the Advisor and the Advisor's financial commitments to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2019; (ix) a copy of the Advisor's Form ADV; (x) the Advisor's disaster recovery plan and related testing; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

The Independent Trustees met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)  The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding the Advisor's performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and trustees of the Trust who are affiliated persons of the Advisor. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered the Advisor's compliance program, including risk management, and the efforts of the Fund's chief compliance officer and the Advisor's retention of an independent compliance consulting firm. The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be satisfactory. The Board considered the personnel responsible for providing advisory services to the Fund, including the qualifications and experience of the portfolio managers of the Fund (David A. Katz, Lon F. Birnholz, Jordan F. Posner, Steven Roukis and Stephan J. Weinberger), and concluded, based on its experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Advisor's reputation, relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Value Fund, Inc.).

2)  Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date and one-year periods ended June 30, 2019. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board observed that the Fund outperformed the peer group average and performed in-line with the peer group median for the year-to-date period and outperformed both the peer group average and peer group median for the one-year period. The Board also reviewed the Fund's performance compared to its benchmark, the S&P 500 Index, and the historical performance of an applicable composite of other separately-managed accounts of the

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that, despite comparative underperformance for certain periods reviewed, the Fund and its shareholders could benefit from the Advisor's continued management.

3)  The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered a number of factors. The Board considered the Fund's advisory fee of 0.60% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.90% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board also considered comparative total fund expenses of the Fund and the peer group. The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or expense reimbursements.

The Board noted that the advisory fee of 0.60% charged by the Advisor was reasonable and was lower than both the median (0.69%) and the average (0.70%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.90% was lower than both the median (1.00%) and the average (1.09%) of the peer group. The Board also noted that the Advisor waived all advisory fees and reimbursed certain Fund expenses in accordance with its operating expense limitation agreement, and, as a result, no net fees were paid to the Advisor by the Fund. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts since the Fund's inception. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the oversight of the Fund's other service providers, including Fund Services. The Board noted that the average fee the Advisor charges for its dividend income separately managed equity accounts was below but generally in-line with the Fund's advisory fee.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund, noting the Advisor was not realizing a profit in connection with its management of the Fund. The Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)  The Extent to Which Economies of Scale Will Be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through fee waivers and expense reimbursements, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

5)  Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Trustees, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including all of the Independent Trustees, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

Semi-Annual Report

MATRIX ADVISORS

DIVIDEND FUND

December 31, 2019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 11, 2020